Federated American Leaders Fund, Inc.

Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class K Shares

SUPPLEMENT TO PROSPECTUSES DATED MAY 31, 2009

A special meeting of the shareholders of Federated American Leaders Fund, Inc. (“Acquired Fund”) will be held at 4000 Ericsson Drive, Warrendale, PA 15086-7561, at 2:00 p.m. (Eastern Time), on September 16, 2009, for the following purposes:

1.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Clover Value Fund (“Acquiring Fund”), a portfolio of Federated Equity Funds, would acquire all of the assets of the Acquired Fund in exchange for Class A Shares, Class B Shares, Class C Shares and Class K Shares of the Acquiring Fund to be distributed pro rata by the Acquired Fund to its shareholders of Class A and Class F Shares, Class B Shares, Class C Shares and Class K Shares, respectively, in complete liquidation and dissolution of the Acquired fund; and

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

Cusips:

313914103

313914202

313914301

313914400

313914509

(40292)

July 2, 2009